                                                                    EXHIBIT 10.3


                                  AMENDMENT TO
                    CHANGE OF CONTROL COMPENSATION AGREEMENT



        This AMENDMENT TO CHANGE OF CONTROL COMPENSATION AGREEMENT (as so amended, the "AGREEMENT") is made this 29th day of September, 1997, between PRIMARK CORPORATION, a Michigan corporation (the "Company"), and Name (the "Executive"). [Stephen H. Curran; John C. Holt; Michael R. Kargula; Joseph E. Kasputys; Patrick G. Richmond; William J. Swift]

        WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change of control of the Company.

        Therefore, this Agreement provides for the payment by the Company of severance benefits to the Executive if the Executive's employment with the Company is terminated by the Company without cause following a Change of Control of the Company (as defined in Section 2 hereof).

        1. TERM. This Agreement shall become effective only upon the occurrence of a Potential Change of Control as defined in Section 7 or a Change of Control as defined in Section 2. Executive and the Company acknowledge that this Agreement creates no right to continuing employment and no right to any payments except as set forth in Section 3.

        This Agreement shall terminate upon termination of the Executive's employment with the Company, except to the extent such termination of employment entitles the Executive to the payment provided for by Section 3.

        2. CHANGE OF CONTROL. A Change of Control of the Company shall be deemed to have occurred if: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or
(ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Company's outstanding Common Stock; or (iv) during any calendar year, individuals who at the beginning of such year constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the year.

        3. SEVERANCE BENEFIT. If (i) a Change of Control of the Company occurs or a Potential Change of Control exists while the Executive is an employee of the Company; and (ii) the Executive's employment is terminated, other than (A) by the Company for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, at any time during the existence of the Potential Change of Control or on or within a period of 36 months after the Change of Control, the Company shall pay to the Executive, in a lump sum, in cash, on the fifth day following any such termination of employment, an amount equal to three times the average of the aggregate annual compensation paid to and includable in the gross income of the Executive during the lesser of: (i) the 5 calendar years preceding the date of termination if prior to a Change of Control, or the date of the Change of Control of the Company if such has occurred by the time of termination; or (ii) the portion of such 5 year period during which the Company existed and the Executive was an employee of the Company.

        Notwithstanding the provisions of this Section 3, if

               (a) any payments or benefits received or to be received by the Executive, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement which constitute "parachute payments" (such payments or benefits being hereinafter referred to as the "Parachute Payments") within the meaning of section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and

               (b) the aggregate present value of the Parachute Payments reduced by an excise tax imposed under section 4999 of the Code (or any similar tax that may thereafter be imposed) (the "Excise Tax") would be less than 3 times the Executive's "base amount," as defined in section 280G(b)(3) of the Code, then, the amount of the lump sum payment payable under this Section 3 shall be reduced such that the aggregate present value of the Parachute Payments is equal to 2.99 times the Executive's base amount.

        For purposes of the preceding paragraph, the Executive's base amount, the present value of the Parachute Payments, the amount of the Excise Tax and all other appropriate matters shall be determined by a reputable accountant selected by the Executive (which may be the Company's independent auditors) in accordance with the principles of section 280G of the Code and based upon the advice of tax counsel selected by such auditors and such determination shall be conclusive and binding.

        In addition, any payment made pursuant to this section shall, to the extent consistent with applicable IRS limitations and requirements with respect to the qualification of Company's employee benefit and welfare plans and arrangements, be treated by the Company as: (x) additional consideration under such plans and arrangements and (y) as three additional years of service for purposes of determining the amounts payable under the plans and arrangements maintained by the Company on the effective date of the Change of Control.

        4. NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

               (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment or other performance of services after the effective date of Change of Control or Potential Change of Control, or otherwise.

               (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, under any benefit or welfare plan or arrangement.

        5.     SUCCESSOR TO THE COMPANY.

               (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. As used in this Agreement, "Company" shall mean the Company as defined herein and any successor or assign to its business and/or assets which executes and delivers the agreement provided for in this section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's beneficiary, devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

        6. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt registered, postage prepaid, as follows:

        If to the Company:

               PRIMARK CORPORATION
               1000 Winter Street, Suite 4300
               Waltham, Massachusetts  02154
               Attention:  President

        If to the Executive:

               <<Address>>


        or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        7. MISCELLANEOUS. Anything to the contrary notwithstanding, this Agreement may be unilaterally rescinded or amended by the Company's Board of Directors, without the mutual consent of the parties hereto, until the earlier of (A) the occurrence of a Change of Control (as defined in Section 2) or (B) actions potentially leading to a Change of Control have occurred or have been overtly threatened (a "Potential Change of Control"). Thereafter, no provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Moreover, for this purpose, the parties hereby consent to the jurisdiction of the courts of Massachusetts and to the service of process at the notice address as specified in Section 7 hereof. Each party shall take all necessary steps to facilitate such jurisdiction, including the execution of any appropriate waiver documents and compliance with such other formalities as may be required.

        8. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

        9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        10. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur as a result of the Company's contesting the validity, enforceability or the Executive's interpretation of, or determinations under, this Agreement.

        11. OTHER DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                (a) "Cause" for termination by the Company of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after termination for Good Reason by the Executive) after a written demand for substantial performance is approved by a two-thirds vote of the Board and delivered to the Executive, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

                (b) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a notice of termination for Disability, and, within thirty (30) days after such notice of termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                (c) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change of Control, or prior to a Change of Control under the circumstances defined in Section 7 as a Potential Change of Control (treating all references in paragraphs (1) through (7) below to a "Change of Control" as references to a "Potential Change of Control"), of any one of the following acts by the Company, or failures by the Company to act;

                       (1) the assignment to the Executive of any duties inconsistent with the Executive's status as a senior executive officer of the Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change of Control;

                       (2) a reduction by the Company in the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                       (3) the relocation of the Executive's principal place of employment to a location more than 5 miles from the Executive' principal place of employment immediately prior to the Change of Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Executive's present business travel obligations;

                       (4) the failure by the Company to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                       (5) the failure by the Company to continue in effect any compensation plan in which the Executive participates immediately prior to the Change of Control which is material to the Executive's total compensation, including but not limited to the Company's 1992 Stock Option Plan or any substitute plans adopted prior to the Change of Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change of Control;

                       (6) the failure by the Company to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change of Control (except for across the board changes similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company), the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change of Control, or the failure by the Company to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change of Control; or

                       (7) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination given to the Executive at least 60 days prior to the termination date. For purposes of this Agreement, no such purported termination shall be effective.

        The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

        For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board of Directors by clear and convincing evidence that Good Reason does not exist.


        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ATTEST:                                    PRIMARK CORPORATION




__________________________________         By:_________________________________



                                           EXECUTIVE




                                           ____________________________________

                                  AMENDMENT TO
                    CHANGE OF CONTROL COMPENSATION AGREEMENT



        This AMENDMENT TO CHANGE OF CONTROL COMPENSATION AGREEMENT (as so amended, the "AGREEMENT") is made this 29th day of September, 1997, between PRIMARK CORPORATION, a Michigan corporation (the "Company"), and STEVEN L. SCHNEIDER (the "Executive").

        WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of the Executive and of members of the Company's management to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change of control of the Company.

        Therefore, this Agreement provides for the payment by the Company of severance benefits to the Executive if the Executive's employment with Disclosure, Inc. (the "Company Subsidiary") is terminated by the Company Subsidiary without cause following a Change of Control of the Company (as defined in Section 2 hereof).

        1. TERM. This Agreement shall become effective only upon the occurrence of a Potential Change of Control as defined in Section 7 or a Change of Control as defined in Section 2. Executive and the Company acknowledge that this Agreement creates no right to continuing employment and no right to any payments except as set forth in Section 3.

        This Agreement shall terminate upon termination of the Executive's employment with the Company Subsidiary, except to the extent such termination of employment entitles the Executive to the payment provided for by Section 3.

        2. CHANGE OF CONTROL. A Change of Control of the Company shall be deemed to have occurred if: (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or
(ii) the stockholders of the Company approved any plan or proposal for the liquidation or dissolution of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Company's outstanding Common Stock; or (iv) during any calendar year, individuals who at the beginning of such year constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the year.

        3. SEVERANCE BENEFIT. If (i) a Change of Control of the Company occurs or a Potential Change of Control exists while the Executive is an employee of the Company Subsidiary; and (ii) the Executive's employment is terminated, other than (A) by the Company Subsidiary for Cause, (B) by reason of death or Disability, or (C) by the Executive without Good Reason, at any time during the existence of the Potential Change of Control or on or within a period of 36 months after the Change of Control, the Company shall pay to the Executive, in a lump sum, in cash, on the fifth day following any such termination of employment, an amount equal to three times the average of the aggregate annual compensation paid to and includable in the gross income of the Executive during the lesser of: (i) the 5 calendar years preceding the date of termination if prior to a Change of Control, or the date of the Change of Control of the Company if such has occurred by the time of termination; or (ii) the portion of such 5 year period during which the Company existed and the Executive was an employee of the Company Subsidiary.

        Notwithstanding the provisions of this Section 3, if

                (a) any payments or benefits received or to be received by the Executive, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement which constitute "parachute payments" (such payments or benefits being hereinafter referred to as the "Parachute Payments") within the meaning of section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and

                (b) the aggregate present value of the Parachute Payments reduced by an excise tax imposed under section 4999 of the Code (or any similar tax that may thereafter be imposed) (the "Excise Tax") would be less than 3 times the Executive's "base amount," as defined in section 280G(b)(3) of the Code, then, the amount of the lump sum payment payable under this Section 3 shall be reduced such that the aggregate present value of the Parachute Payments is equal to 2.99 times the Executive's base amount.

        For purposes of the preceding paragraph, the Executive's base amount, the present value of the Parachute Payments, the amount of the Excise Tax and all other appropriate matters shall be determined by a reputable accountant selected by the Executive (which may be the Company's independent auditors) in accordance with the principles of section 280G of the Code and based upon the advice of tax counsel selected by such auditors and such determination shall be conclusive and binding.

        In addition, any payment made pursuant to this section shall, to the extent consistent with applicable IRS limitations and requirements with respect to the qualification of Company Subsidiary's employee benefit and welfare plans and arrangements, be treated by the Company Subsidiary as: (x) additional consideration under such plans and arrangements and (y) as three additional years of service for purposes of determining the amounts payable under the plans and arrangements maintained by the Company Subsidiary on the effective date of the Change of Control.

        4. NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

                (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment or other performance of services after the effective date of Change of Control or Potential Change of Control, or otherwise.

                (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, under any benefit or welfare plan or arrangement.

        5.     SUCCESSOR TO THE COMPANY.

               (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it. As used in this Agreement, "Company" shall mean the Company as defined herein and any successor or assign to its business and/or assets which executes and delivers the agreement provided for in this section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's beneficiary, devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

        6. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt registered, postage prepaid, as follows:

        If to the Company:

               PRIMARK CORPORATION
               1000 Winter Street, Suite 4300
               Waltham, Massachusetts  02154
               Attention:  President

        If to the Executive:

               Mr. Steven L. Schneider
               9105 Dara Lane
               Great Falls, Virginia  22066


        or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        7. MISCELLANEOUS. Anything to the contrary notwithstanding, this Agreement may be unilaterally rescinded or amended by the Company's Board of Directors, without the mutual consent of the parties hereto, until the earlier of (A) the occurrence of a Change of Control (as defined in Section 2) or (B) actions potentially leading to a Change of Control have occurred or have been overtly threatened (a "Potential Change of Control"). Thereafter, no provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Moreover, for this purpose, the parties hereby consent to the jurisdiction of the courts of Massachusetts and to the service of process at the notice address as specified in Section 7 hereof. Each party shall take all necessary steps to facilitate such jurisdiction, including the execution of any appropriate waiver documents and compliance with such other formalities as may be required.

        8. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

        9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        10. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur as a result of the Company's contesting the validity, enforceability or the Executive's interpretation of, or determinations under, this Agreement.

        11. OTHER DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated below:

               (a) "Cause" for termination by the Company Subsidiary of the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company Subsidiary (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after termination for Good Reason by the Executive) after a written demand for substantial performance is approved by a two-thirds vote of the Board and delivered to the Executive, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company Subsidiary, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company Subsidiary and (y) in the event of a dispute concerning the application of this provision, no claim by the Company Subsidiary that Cause exists shall be given effect unless the Company Subsidiary establishes to the Board by clear and convincing evidence that Cause exists.

               (b) "Disability" shall be deemed the reason for the termination by the Company Subsidiary of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company Subsidiary for a period of six (6) consecutive months, the Company Subsidiary shall have given the Executive a notice of termination for Disability, and, within thirty (30) days after such notice of termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

               (c) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change of Control, or prior to a Change of Control under the circumstances defined in Section 7 as a Potential Change of Control (treating all references in paragraphs (1) through (7) below to a "Change of Control" as references to a "Potential Change of Control"), of any one of the following acts by the Company Subsidiary, or failures by the Company Subsidiary to act;

                       (1) the assignment to the Executive of any duties inconsistent with the Executive's status as a senior executive officer of the Company Subsidiary or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change of Control;

                       (2) a reduction by the Company Subsidiary in the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                       (3) the relocation of the Executive's principal place of employment to a location more than 5 miles from the Executive' principal place of employment immediately prior to the Change of Control or the Company Subsidiary's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company Subsidiary's business to an extent substantially consistent with the Executive's present business travel obligations;

                       (4) the failure by the Company Subsidiary to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company Subsidiary, within seven (7) days of the date such compensation is due;

                       (5) the failure by the Company Subsidiary to continue in effect any compensation plan in which the Executive participates immediately prior to the Change of Control which is material to the Executive's total compensation, including but not limited to the Company's 1992 Stock Option Plan or any substitute plans adopted prior to the Change of Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company Subsidiary to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the Change of Control;

                       (6) the failure by the Company Subsidiary to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company Subsidiary's pension, savings, life insurance, medical, health and accident, or disability plans in which the Executive was participating immediately prior to the Change of Control (except for across the board changes similarly affecting all senior executives of the Company Subsidiary and all senior executives of any Person in control of the Company Subsidiary), the taking of any other action by the Company Subsidiary which would directly or




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

indirectly materially reduce any of such benefits or deprive the Executive of any material fringe benefit enjoyed by the Executive at the time of the Change of Control, or the failure by the Company Subsidiary to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Company Subsidiary in accordance with the Company Subsidiary's normal vacation policy in effect at the time of the Change of Control; or

                       (7) any purported termination of the Executive's employment which is not effected pursuant to a Notice of Termination given to the Executive at least 60 days prior to the termination date. For purposes of this Agreement, no such purported termination shall be effective.

        The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

        For purposes of any determination regarding the existence of Good Reason, any claim by the Executive that Good Reason exists shall be presumed to be correct unless the Company Subsidiary establishes to the Board of Directors by clear and convincing evidence that Good Reason does not exist.


        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ATTEST:                                     PRIMARK CORPORATION




__________________________________          By:_________________________________



                                            EXECUTIVE



                                            ____________________________________





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